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                                                                    EXHIBIT 99.3

                                                                  EXECUTION COPY

                              EMPLOYMENT AGREEMENT

      THIS EMPLOYMENT AGREEMENT is made and entered into as of January 3, 2005, by and between Sytel, Inc., a Maryland corporation ("Employer"), and Jeannette Lee White ("Employee");

      WHEREAS, Employer wishes to employ Employee on the terms and conditions contained in this Agreement and Employee wishes to accept such employment; and

      NOW, THEREFORE, in consideration of the mutual promises contained herein, and for other good and valuable consideration, the adequacy of which is hereby acknowledged, Employer and Employee, each intending to be legally bound, agree as follows:

      1. Term. The term of Employee's employment hereunder shall commence on the date hereof and shall continue until 5:00 p.m. on December 31, 2005, unless earlier terminated as provided in Section 7. Unless this Agreement is expressly extended or renewed by Employer in writing, any continued employment of Employee by Employer after December 31, 2005 shall be on an at will basis and both Employer and Employee shall have the right to terminate Employee's employment with Employer, at any time, upon two weeks' written notice, pursuant to the notification provisions of Section 16, for any reason or no reason, and Employee shall not be entitled to the accrual of any additional compensation hereunder after the date of such termination. All references herein to the "Term" refer to the original term of Employee's employment hereunder.

      2. Duties.

            a. Offices. During the Term, Employee shall serve as Employer's President and Chief Executive Officer, shall have direct involvement in all material decisions affecting the Company's operations and shall perform such duties as the Employer's Board of Directors (the "Board") assigns to her. Employer agrees that Employee will be assigned only duties of the type, nature and dignity normally assigned to the president and chief executive officer of a corporation of the size, stature and nature of Employer. Employee shall also serve during the Term as a member of the Board. Employee will be covered by all director and officer insurance policies maintained by the Employer's parent corporation, TechTeam Global, Inc. ("TechTeam"), for its senior officers.

            b. Full-Time Basis. During the Term, Employee shall devote, on a full-time basis, her services, skills and abilities to her employment hereunder, excepting periods of vacation, illness or Disability (as defined below), and excepting any charitable, philanthropic, or professional association activities which do not materially interfere with her duties hereunder or constitute a breach by Employee of the provisions of Section 6(c) with respect to the interests of Employer or of any direct or indirect subsidiary of Employer or other entity under common control with the Employer ("Affiliate").

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      3. Compensation. As full consideration for the services performed by
Employee under this Agreement, Employer shall pay to Employee the compensation and benefits provided in this Section 3.

            a. Salary. During the Term, as compensation for services rendered by Employee hereunder, Employer shall pay to Employee a base salary at a rate not less than Two Hundred Twenty Five Thousand Dollars ($225,000) per annum, payable in installments in accordance with Employer's standard payroll policy ("Base Salary").

            b. Other Compensation.

                  (i) Simultaneously with the Closing (as defined in and pursuant to that certain Stock Purchase Agreement dated January 3, 2005 among Digital Support Corporation ("DSC"), a subsidiary of TechTeam, Employee and others the "Stock Purchase Agreement"), TechTeam will issue and deliver to Employee a non-qualified option entitling Employee to acquire 10,000 shares of TechTeam's common stock (the "Option Shares") in the form attached as Schedule 1 at a strike price per Option Share equal to the market price, as quoted on NASDAQ, of one share of TechTeam common stock at the close of trading on January 3, 2005.

                  (ii) During the Term, Employee shall also be eligible to participate in other currently existing or subsequently implemented compensation benefit plans or arrangements available generally to other officers or senior officers of Employer or TechTeam, including deferred compensation plans, ESOP/401(k) plans, and any stock grant, stock option, stock purchase or similar stock plans or arrangements, but excluding TechTeam's Long Term Incentive Plan or Annual Incentive Plan. It is acknowledged that any amounts that Employee receives under Section 2.8 of the Stock Purchase Agreement will not be treated as compensation hereunder and are part of the consideration paid under the Stock Purchase Agreement.

            c. Tax Withholdings. Employer shall withhold from Employee's compensation hereunder and pay over to the appropriate governmental agencies all payroll taxes, including income, social security, and unemployment compensation taxes required by the federal, state and local governments with jurisdiction over Employer

            d. Signing Bonus. To induce the Employee to enter into this Agreement, simultaneously with the closing of the acquisition of the Company by DSC and TechTeam, DSC and TechTeam will pay, or cause the Company to pay, the sum of $500,000 to the Employee, less required tax withholdings as described in
Section 5(c) above.

      4. Benefits. During the Term, Employee shall be entitled to receive such fringe benefits and perquisites as are provided to all employees of the Employer, as well as any fringe benefits and perquisites provided by TechTeam to its senior executives under the terms of TechTeam's Executive Benefit Plan.

      5. Expenses and Other Perquisites. Employer shall reimburse Employee for all reasonable and proper business expenses incurred by her in the performance during the Term of her duties hereunder, in accordance with Employer's Business Expense Reimbursement policy. Also, during the Term, Employer shall continue to provide Employee with an office and suitable

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office fixtures, telephone services, and secretarial assistance of a nature appropriate to Employee's position hereunder.

      6. Exclusive Services, Confidential Information, Business Opportunities and Non-Solicitation.

            (a) Exclusive Services.

                  (i) During the Term, Employee shall at all times devote her full-time attention, energies, efforts and skills to Employer's business and shall not, directly or indirectly engage in any other business activity, whether or not for profit, gain or other pecuniary advantages, without the Board's written consent; provided that such prior consent shall not be required with respect to Employee's charitable, philanthropic, or professional association activities which do not materially interfere with her duties hereunder or constitute a breach by Employee of the provisions of Section 6(c) with respect to the interests of Employer or of any Affiliate.

                  (ii) During the Term, Employee shall not, without the Board's prior written consent, directly or indirectly, either as an officer, director, employee, agent, advisor, consultant, principal, stockholder, partner, owner or in any other capacity, on her own behalf or otherwise, in any way engage in, represent, be connected with or have a financial interest in, any business which is, or to her knowledge, is about to become, engaged in the business of providing information technology outsourcing services to any party, directly or as a sub-contractor, including the United States Government or any department, agency, or instrumentality thereof, or any state or local governmental agency (collectively a "Person"). Notwithstanding the foregoing, Employee shall be permitted to own passive investments in publicly held companies provided that such investments do not exceed five percent (5%) of any class of such company's outstanding equity securities.

            (b) Confidential Information. During the Term and for the first 36 consecutive months after the termination or expiration of the Term or any extended term (the "Restricted Term") Employee shall not disclose or use, directly or indirectly, any Confidential Information (as defined below). For the purposes of this Agreement, "Confidential Information" shall mean all information disclosed to Employee or known by her as a consequence of or through her employment with Employer or any Affiliate to the extent that such information refers or relates to the business activities, processes, services or products of Employer or any Affiliate, including business and development plans (whether contemplated, initiated or completed), information with respect to the development of technical and management services, business contacts, methods of operation, results of analysis, business forecasts, financial data, costs, revenues, and similar information. "Confidential Information" shall not include:
(i) information that is now or shall become public through no fault of Employee;
(ii) information that the Employee can demonstrate was received by her without restriction from a third party without breach of any confidentiality obligation by the Employee or the person disclosing the information to the Employee; or
(iii) information developed by the Employee independently, on her own time and unrelated to the business of Employer or any Affiliate. Upon termination of the Term, Employee shall immediately return to Employer all property of Employer or any Affiliate and all Confidential Information whether in tangible or electronic form, and all copies

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thereof, except that if, at the time of termination, the Employer and the
Employee are in a dispute, the Employee may retain copies of such Confidential Information as the Employee or her counsel deem necessary for purposes of resolution of the dispute, while returning the original copies of such Confidential Information to the Employer.

            (c) Business Opportunities and Conflicts of Interests.

                  (i) During the Term, Employee shall promptly disclose to Employer each business opportunity of a type which, based upon its prospects and relationship to the existing businesses of Employer or any Affiliate, Employer or any Affiliate might consider pursuing.

                  (ii) During the Term, Employee shall refrain from engaging in any activity, practice or act which conflicts with, or has the potential to conflict with, the interests of Employer or any Affiliate, and she shall avoid any acts or omissions which are disloyal to, or competitive with Employer or any Affiliate. Notwithstanding the foregoing, Employee may author one or more books or other publications without violating the provisions of Section 2(b) of this Agreement, if Employee receives the prior written consent of the Chief Executive Officer of TechTeam, which consent shall not be unreasonably withheld. Any such authorship shall not be considered within the scope of Employee's employment under this Agreement.

            (d) Non-Solicitation of Employees. During the Term and the Restricted Term, Employee shall not, except in the course of her duties with Employer or any Affiliate, directly or indirectly, induce or attempt to induce or otherwise counsel, advise, ask or encourage any person to leave the employ of Employer or any Affiliate, or solicit or offer employment to any person who was employed by Employer or any Affiliate at any time during the 36 month period preceding the solicitation or offer (unless such individual was terminated by Employer at least six months prior to such solicitation or offer).

            (e) Covenant Not To Compete.

                  (i) If the Term expires on December 31, 2005 or is terminated by Employer for Cause or by Employee without Good Reason, Employee shall not, during the Restricted Term, engage in competition with the business of the Employer or any Affiliate as such businesses exist as of the termination date of Employee's employment, or solicit information technology outsourcing business from any Person who purchased any products or services from Employer or any Affiliate while Employee was employed by Employer or any Affiliate. For the purpose of this Section (e), the Restricted Term shall not exceed four (4) years after the date of this Agreement.

                  (ii) For purposes of this Agreement, Employee shall be deemed to engage in competition with Employer if she directly or indirectly, either individually or as a stockholder, director, officer, partner, consultant, owner, employee, agent, or in any other capacity, consults with or otherwise assists any Person in providing information technology outsourcing products or services to any Person to which Employer or any Affiliate provided information technology outsourcing products or services while Employee was employed with Employer or any Affiliate.

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                  (iii) Notwithstanding the foregoing provisions of this Section
(e), during the Restricted Term, Employee shall be permitted to own passive investments in publicly held companies provided that such investments do not exceed five percent (5%) of any class of such company's outstanding equity securities and to engage in the following activities:

                        (A) Employee may provide advisory services in connection with the procurement of 8(a) contracts, if Employee receives the prior written consent of TechTeam's Chief Executive Officer, which consent shall not be unreasonably withheld; and

                        (B) Employee shall be permitted to make investments in, organize and consult with, private equity and similar funds, that may invest in companies doing business in the commercial and government sectors, provided that, during the Restricted Term, the Employee does not personally sit on any governing or advisory board of, or participate in any management discussions concerning, any company engaged in providing information technology outsourcing services (other than a discussion concerning an investment in any such company). Employee shall give TechTeam's Chief Executive Officer written notice of any investments permitted under this Section 6(e)(iii)(B) within five (5) business days after such investment is made.

                        (iv) In addition, it is acknowledged that Employee's son, through the Charles Lee Revocable Trust ("Trust"), owns 25% of Hahm Information Systems, Inc. and that such ownership does not violate or come within the scope of this Agreement. During the Term, Employee agrees not to be the Trustee of the Trust.

            (f) Employee Acknowledgment. Employee hereby agrees and acknowledges that the restrictions imposed upon her by the provisions of this Section 6 are fair and reasonable considering the nature of Employer's business and are reasonably required for Employer's protection.

            (g) Invalidity. If a court of competent jurisdiction or an arbitrator shall declare any provision or restriction contained, in this Section 6 to be unenforceable or void, the provisions of this Section 6 shall remain in full force and effect to the extent not so declared to be unenforceable or void, and the court or arbitrator may modify the invalid provision to make it enforceable to the maximum extent permitted by law.

            (h) Specific Performance. Employee agrees that if she breaches any of the provisions of this Section 6, the remedies available at law to Employer would be inadequate and in lieu thereof, or in addition thereto, Employer shall be entitled to seek appropriate equitable remedies, including specific performance and injunctive relief. Employee agrees not to enter into any agreement, either written or oral, which may conflict with this Agreement, and Employee authorizes Employer to make known the terms of Sections 6 and 7 to any Person, including future employers of Employee.

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      7. Termination.

            (a) By Employer.

                  (i) Termination for Cause. Employer may terminate this Agreement for Cause (as defined below) at any time by written notice to Employee, as provided below. For purposes of this Agreement, the term "Cause" shall mean any one or more of the following events or circumstances: (1) Employee's conviction of a felony or conduct by Employee with respect to her duties to the Company which is fraudulent or materially illegal; (2) Employee's use of illegal drugs or abuse of alcohol or other legal drugs which impairs her ability to perform her duties to the Company; (3) Employee's willful neglect of her duties to the Company which materially affects the business of the Company or any of its Affiliates; or (4) Employee's failure to follow reasonable instructions given to her in good faith by the Company's board of directors which are consistent with the terms and conditions hereof, provided that, in the case of termination under clauses (3) or (4) above, Employee shall be given an opportunity to appear with legal counsel before the Company's board of directors promptly after written notice is given by the Company's board of directors specifying the reasons for the termination and shall have failed within thirty
(30) days after receipt of such notice to cure the related neglect or failure under clause (3) or (4) above or, in respect of a termination notice under clause (2) above, Employee shall have failed within sixty (60) days thereafter to cure the impairment under clause (2) and, provided further that subsequent to appearing before the Company's board of directors, Employee may, in her sole discretion, elect to appear, with legal counsel, before the board of directors of TechTeam.

      If a termination occurs pursuant to clause (1) above, the date on which the Term is terminated (the "Termination Date") shall be the date Employee receives notice of termination and, if a termination occurs pursuant to clauses
(2), (3), (4) or (5) above, the Termination Date shall be the date on which the specified cure period expires. In any event, as of the Termination Date (in the absence of satisfying the alleged breach or violation within the applicable cure period), Employee shall be relieved of all of her duties hereunder and Employee shall not be entitled to the accrual or provision of any compensation or benefits hereunder after the Termination Date but Employee shall be entitled to the provision of all compensation and other benefits that shall have accrued as of the Termination Date, including, without limitation, Base Salary, paid leave benefits and reimbursement of incurred business expenses.

            (b) Death or Disability.

                  (i) The Term shall be terminated immediately and automatically upon Employee's death or "Disability." The term "Disability" shall mean Employee's inability to perform all of the essential functions of her position hereunder for an aggregate of 90 work days during any 12-month period by reason of illness, accident or any other physical or mental incapacity, as may be permitted by applicable law. Employee's capability to continue performance of Employee's duties hereunder shall be determined by a panel composed of two independent medical doctors, one appointed by the Board and one appointed by Employee or her designated representative. If the panel is unable to reach a decision the matter will be referred to arbitration in accordance with Section 12.

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                  (ii) In the event of Employee's death, Employer shall pay
Employee's estate that portion of Employee's Base Salary accrued but unpaid as of the date of Employee's death, plus all paid leave and other benefits accruing to the termination date and the amount required to reimburse the Employee for all reimbursable expenses incurred to the termination date.

                  (iii) In the Event of Employee's Disability, Employer shall pay Employee (or her designated beneficiary) her Base Salary until Employee begins to receive benefits pursuant to the disability insurance policy, if any, purchased by Employer pursuant to Section 4.

            (c) By Employee.

                  (i) Without Cause. Employee may, in her sole discretion, without cause, terminate the Term at any time upon 90 days' written notice to Employer. If Employee exercises such termination right, Employer may, at its option, at any time after receiving such notice from Employee, relieve her of her duties and terminate the Term at any time prior to the expiration of said notice period. If Employer so advances the Termination Date, Employer shall pay Employee salary, plus all paid leave and other benefits accruing to the Termination Date and the amount required to reimburse the Employee for all reimbursable expenses incurred to the Termination Date

                  (ii) For Good Reason. Employee may terminate this Agreement at any time for Good Reason (as defined below) by providing Employer with 60 days' written notice thereof. On or prior to the Termination Date, Employer shall pay Employee a lump sum severance compensation payment equal to the total amount of Employee's Base Salary payable hereunder through the end of the Term had such Term ended on December 31, 2005, plus all paid leave and other benefits accruing to the Termination Date and the amount required to reimburse the Employee for all reimbursable expenses incurred to the Termination Date. In addition, the Employee shall be entitled to receive (a) medical and hospitalization benefits for the first 12 months after the Termination Date For purposes of this Agreement, "Good Reason" shall mean the occurrence, without the express written consent of Employee, of any of the following circumstances or events, unless such circumstances or events are fully corrected prior to the Termination Date:
(1) Employer's breach of any material provision of this Agreement, (2) except for Cause, any reduction by the Employer in Employee's Base Salary, or (3) except for Cause, the Employer's failure to elect, reelect or otherwise maintain Employee in an office or position with responsibilities and duties that are commensurate with those held or performed by Employee held immediately prior to such failure.

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            (d) No Duty to Mitigate. If Employee is entitled to the compensation and other benefits provided under Section 7(a)(ii), Employee shall have no obligation to seek employment to mitigate damages hereunder.

            (e) Notwithstanding any termination hereunder, Employee shall remain eligible and entitled to receive "Earnout Payments" under and as defined in the Stock Purchase Agreement.

      8. Non-Waiver. It is understood and agreed that one party's failure at any time to require the performance by the other party of any of the terms, provisions, covenants or conditions hereof shall in no way affect the first party's right thereafter to enforce the same, nor shall the waiver by either party of the breach of any term, provision, covenant or condition hereof be taken or held to be a waiver of any succeeding breach.

      9. Severability. Except as otherwise set forth in Section 6(g) of this Agreement, if any provision of this Agreement conflicts with the law under which this Agreement is to be construed, or if any such provision is held invalid or unenforceable by a court of competent jurisdiction or any arbitrator, such provision shall be deleted from this Agreement and the Agreement shall be construed to give full effect to the remaining provisions thereof.

      10. Survivability. Unless otherwise provided herein, upon termination or expiration of the Term, the provisions of Section 6 shall nevertheless remain in full force and effect for the period specified therein.

      11. Governing Law. This Agreement shall be interpreted, construed and governed according to the laws of the State of Maryland, without regard to the conflict of law provisions thereof.

      12. Arbitration. Any dispute arising out of, or in connection with, the execution, interpretation, performance or nonperformance of this Agreement (including the validity, scope and enforceability of this arbitration provision) shall be settled by final and binding arbitration, which shall be conducted in the English language in Washington, D.C. pursuant to the then prevailing commercial rules of the American Arbitration Association ("AAA") by a panel of three arbitrators (the "Board of Arbitration"). Each of Employee and Employer shall select one arbitrator and the third arbitrator shall be selected by mutual agreement of the other two arbitrators. If either Employee or Employer fails to appoint its arbitrator within 15 Business Days (as defined below) from the date of the demand for arbitration, then such arbitrator shall be appointed by the AAA in accordance with AAA rules. If Employee and Employer appointed arbitrators fail to reach agreement on a third arbitrator within 15 Business Days after their selection, Employee or Employer shall request the AAA to designate, in accordance with AAA rules, a third arbitrator. The parties agree to facilitate the arbitration by (a) making available to one another and to the Board of Arbitration for inspection and extraction all documents, books and records under their control or under the control of a Person controlling or controlled by such party if determined by the Board of Arbitration to be relevant to the dispute,
(b) conducting arbitration hearings to the greatest extent possible on successive Business Days and (c) using their best efforts to observe the time periods established by the rules of the AAA by the Board of Arbitration for the submission of evidence and briefs. The decision of the Board of Arbitration

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shall be final, binding and not subject to further review, and judgment on the award of the Board of Arbitration may be entered in and enforced by any court having jurisdiction over the parties or their assets subject to the procedural requirements in such jurisdiction. The Board of Arbitration shall be authorized and directed to award reasonable costs and attorney's fees to the prevailing party. The Board of Arbitration shall base its judgment on the applicable laws. The Board of Arbitration shall be authorized to award equitable relief, including specific performance or other injunctive relief. Any monetary award shall be made and payable in U.S. dollars. Notwithstanding the foregoing agreement to arbitrate, the parties expressly reserve the right to seek provisional relief from any court of competent jurisdiction to preserve their respective rights pending arbitration. As used herein, "Business Day" means any day other than a Saturday or Sunday on which banks are open for commercial banking business in Washington, D.C.

      13. Construction. The paragraph and section headings and captions contained in this Agreement are for convenience only and shall not be construed to define, limit or affect the scope or meaning of the provisions hereof. All references herein to Sections shall be deemed to refer to Sections of this Agreement.

      14. Entire Agreement. This Agreement contains and represents the entire agreement of Employer and Employee and supersedes all prior agreements, representations or understandings, oral or written, express or implied with respect to the subject matter hereof, including the Employment Agreement dated as of September 30, 1998 between Employer and Employee. This Agreement may not be modified or amended in any way unless in writing signed by each of Employer and Employee. No representation, promise or inducement has been made by either Employer or Employee that is not embodied in this Agreement, and neither Employer nor Employee shall be bound by or liable for any alleged representation, promise or inducement not specifically set forth herein.

      15. Assignability. Neither this Agreement nor any rights or obligations of Employer or Employee hereunder may be assigned by Employer or Employee without the other party's prior written consent. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of Employer and Employee and their heirs, successors and assigns.

      16. Notices. All notices required or permitted hereunder shall be in writing and shall be deemed properly given if delivered personally or sent by certified or registered mail, postage prepaid, return receipt requested, or sent by telegram, telex, telecopy or similar form of telecommunication, and shall be deemed to have been given when received. Any such notice or communication shall be addressed: if to Employer, to President of TechTeam Global, Inc., 27335 W. 11 Mile Road, Southfield, Michigan, 48034; if to Employee, to her last known home address on file with Employer and to Shaw Pittman LLP, 1650 Tysons Blvd. McLean, VA 22102, Attention: Craig Chason; or to such other address as Employer or Employee shall have furnished to the other in writing.

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      IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, to be effective as of the day and year first above written.

                                                THE COMPANY:  SYTEL, INC.

                                                By:  /s/ William F. Coyro, Jr.
                                                     -------------------------

                                                Its: Chairman

                                                EMPLOYEE

                                                     /s/ Jeannette Lee White
                                                     -----------------------
                                                     Jeanette Lee White

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